CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


We consent to the use of our Auditors' Report dated October 23, 2002 in the Form 10-SB Registration Statement of Winmark Enterprises, Inc. for the registration of shares of its common stock.



MANNING ELLIOTT
CHARTERED ACCOUNTANTS
Vancouver, Canada
April 7, 2003


/s/ "Manning Elliott"
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MANNING ELLIOTT